Exhibit (18)(a)

                              POWER OF ATTORNEY


      We, the undersigned State Street Research Capital Trust ("Trust"), a Massachusetts business trust, its trustees, its principal executive officer and its principal financial and accounting officer, hereby severally constitute and appoint Francis J. McNamara III and Darman A. Wing, as our true and lawful attorneys, with full power to each of them alone to sign for us, in our names and in the capacities indicated below, any Registration Statements and any and all amendments thereto of the Trust filed with the Securities and Exchange Commission and generally to do all such things in our names and in the indicated capacities as are required to enable the Trust to comply with provisions of the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they have been and may be signed by our said attorneys to said Registration Statements, and any and all amendments thereto.

      IN WITNESS WHEREOF, we have hereunto set our hands, on this 11th day of October, 1995.


SIGNATURES


STATE STREET RESEARCH CAPITAL TRUST



By: /s/ Ralph F. Verni
    Ralph F. Verni, Chief Executive
    Officer and President



/s/ Ralph F. Verni                        /s/ Thomas L. Phillips
---------------------------               ----------------------------
Ralph F. Verni, Trustee and               Thomas L. Phillips, Trustee
principal executive officer


/s/ Gerard P. Maus                        /s/ Michael S. Scott Morton
---------------------------               ----------------------------
Gerard P. Maus, Principal financial       Michael S. Scott Morton, Trustee
and accounting officer


/s/ Robert A. Lawrence                    /s/ Jeptha H. Wade
---------------------------               ----------------------------
Robert A. Lawrence, Trustee               Jeptha H. Wade, Trustee


/s/ Dean O. Morton
---------------------------
Dean O. Morton, Trustee